BRIDGE BUILDER TRUST

Bridge Builder Transition Fund

(the “Fund”)

Supplement dated May 20, 2019

to the Prospectus dated October 28, 2018

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

The Board of Trustees of the Trust has approved the retention of certain new service providers for the Trust. Effective as of May 17, 2019 (the “Effective Date”), Brown Brothers Harriman & Co. will replace U.S. Bancorp Fund Services, LLC and U.S. Bank National Association as the Trust’s administrator and custodian, respectively. In addition, as of the Effective Date, ALPS Distributors, Inc. will replace Quasar Distributors, LLC as distributor of the Trust and ALPS Fund Services, Inc. will replace U.S. Bancorp Fund Services, LLC as transfer agent of the Trust.

In connection with the aforementioned changes, the Fund’s mailing address will change. Therefore, as of the Effective Date, the reference to the Fund’s address on the back cover page is deleted and replaced with the following:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1100

Denver, CO 80203

BRIDGE BUILDER TRUST (the “Trust”)

Bridge Builder Transition Fund

(the “Fund”)

Supplement dated May 20, 2019

to the Statement of Additional Information (“SAI”) dated October 28, 2018

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

The Board of Trustees of the Trust has approved the retention of certain new service providers for the Trust. Effective as of May 17, 2019 (the “Effective Date”), Brown Brothers Harriman & Co. will replace U.S. Bancorp Fund Services, LLC and U.S. Bank National Association as the Trust’s administrator and custodian, respectively. In addition, as of the Effective Date, ALPS Fund Services, Inc. will replace U.S. Bancorp Fund Services, LLC as transfer agent of the Trust. Therefore, as of the Effective Date, the following changes will become effective for the SAI.

1.	The sub-section entitled “Administrator and Fund Accountant” under the section entitled “Service Providers” is deleted and replaced with the following:

Administrator and Custodian

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, acts as Administrator to the Trust pursuant to an Administrative Agency Agreement. As Administrator, BBH provides certain services to the Trust, including, among other responsibilities, administrative, tax, legal, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Fund. In addition, BBH makes available the personnel and facilities to provide such services. In its capacity as Administrator, BBH does not have any responsibility or authority for the portfolio management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administrative Agency Agreement, the Trust has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties.

BBH also acts as Custodian to the Trust. In this capacity, BBH holds all cash and, directly or through a book entry system or an agent, securities of the Fund, delivers and receives payment for securities sold by the Fund, collects income from investments of the Fund and performs other duties as set forth in the Custodian Agreement between the Trust, on behalf of the Fund, and BBH. BBH does not participate in decisions relating to the purchase and sale of securities by the Fund.

2.	The following sub-section is added to the section entitled “Service Providers”:

Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100 Denver, Colorado 80203, acts as the Fund’s Transfer Agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement with the Trust.

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